Exhibit 10(u)(u)

                                                SERVICE AGREEMENT NO. 50421
                                                CONTROL NO. 1995-04-30  -  0030



                              FSS SERVICE AGREEMENT



THIS AGREEMENT, made and entered into this 11th day of December, 1995 by and between:

        COLUMBIA GAS TRANSMISSION CORPORATION
        (" SELLER")
        AND
        ROANOKE GAS COMPANY
        ("BUYER")


WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Seller shall perform and Buyer shall receive the service in accordance with the provisions of the effective FSS Rate Schedule and applicable General Terms and Conditions of Seller's FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. Seller shall store quantities of gas for Buyer up to but not exceeding Buyer's Storage Contract Quantity as specified in Appendix A, as the same may be amended from time to time by agreement between Buyer and Seller, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.223 of Subpart G of the Commission's regulations. Buyer warrants that service hereunder is being provided on behalf of BUYER.


Section 2. Term. Service under this Agreement shall commence as of the latter of APRIL 01, 1997, or upon completion of facilities and shall continue in full force and effect until OCTOBER 31, 2012, and from YEAR-to-YEAR thereafter unless terminated by either party upon 2 YEARS' written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Buyer may have under the Commission's regulations and Seller's Tariff.

Section 3. Rates. Buyer shall pay the charges and furnish the Retainage percentage set forth in the above-referenced Rate Schedule and specified in Seller's currently effective Tariff, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.


Section 4. Notices. Notices to Seller under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273,
Attention: Manager - Agreements Administration and notices to Buyer shall be addressed to it at:

        ROANOKE GAS COMPANY
        VP OPERATIONS
        P 0 BOX 13007
        ROANOKE,  VA         24030

ATTN:  ARTHUR PENDLETON;
until changed by either party by written notice.

                                                   SERVICE AGREEMENT NO.  50421
                                                   CONTROL NO. 1995-04-30 - 0030


                              FSS SERVICE AGREEMENT

Section 5 Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: N/A.


        ROANOKE GAS COMPANY

By:     s/John B. Williamson, III

Name:   John B. Williamson

Title:  Vice President Rates & Finance

Date:   December 11, 1995



        COLUMBIA GAS TRANSMISSION CORPORATION


By:     s/S.M. Warnick

Name:   S. M. Warnick

Title:  Vice President

Date:   February 23, 1996

                                               Revision No.
                                               Control No.  1995 - 04- 30 - 0030

                    Appendix A to Service Agreement No. 50421
                            Under Rate Schedule S S T

             Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
                         and (Buyer) ROANOKE GAS COMPANY



GFNT    /      THIS SERVICE AGREEMENT AND ITS EFFECTIVENESS ARE SUBJECT
               TO A PRECEDENT AGREEMENT (#47753) BETWEEN BUYER AND
               SELLER DATED APRIL 28, 1995.

                                                    Revision No.
                                                    Control No.1995-04-30 - 0030

Appendix A to Service Agreement No. 50421

Under Rate Schedule FSS

Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION

and (Buyer) ROANOKE GAS COMPANY

               Storage Contract Quantity               441,700  Dth

           Maximum Daily Storage Quantity              5,889 Dth per day


CANCELLATION OF PREVIOUS APPENDIX A

Service changes pursuant to this Appendix A shall become effective as of APRIL 01, 1997. This Appendix A shall cancel and supersede the previous Appendix A effective as of N/A , to the Service Agreement referenced above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.

        ROANOKE GAS COMPANY

By:     s/John B. Williamson, III

Name:   John B. Williamson

Title:  Vice President Rates & Finance

Date:   December 11, 1995


        COLUMBIA GAS TRANSMISSION CORPORATION

By:     s/S.M. Warnick

Name:   S. M. Warnick

Title:  Vice President

Date:   February 23, 1996